SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 17, 2003
                                                 -------------------------------



                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

       Maryland                      1-1553                    52-0248090
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(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                              21286
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:           410-716-3900
                                                          ----------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99 Press Release of the Corporation dated October 17, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
On October 17, 2003, the Corporation announced that its Board of Directors declared a quarterly cash dividend of $0.21 per share of the Corporation's outstanding common stock payable December 26, 2003, to stockholders of record at the close of business on December 12, 2003. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated October 17, 2003.


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                                     - 3 -


                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE BLACK & DECKER CORPORATION


                                   By: /s/ CHRISTINA M. MCMULLEN
                                       -----------------------------------------
                                           Christina M. McMullen
                                           Vice President and Controller




Date: October 17, 2003